(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2002


The Corporate Fund
Accumulation
Program, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. The Corporate Fund Accumulation Program is only open to holders of units of Corporate Income Fund, International Bond Fund and Corporate Investment Trust Fund for reinvestment of distributions on those units. The investment objective of the Program is to provide shareholders with a high level of current income by investing in long- and intermediate-term bonds that are primarily corporate bonds or notes. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



The Corporate Fund Accumulation Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



To Our Shareholders:


For the six months ended June 30, 2002, The Corporate Fund Accumulation Program, Inc. provided a total investment return of +2.28%, based on a change in per share net asset value from $20.91 to $20.90, and assuming reinvestment of $0.478 per share income dividends. (Complete performance information can be found on page 3 of this report to shareholders.)


Market Review
Real gross domestic product (GDP) grew at a strong 6.1% annual rate for the first quarter of 2002, with real final demand growing at a robust 2.6%. The slower pace of inventory liquidation and the increase of another 14% in federal outlays contributed to first quarter GDP growth. While growth was quite strong, the labor market remained somewhat weak. Although initial and continuing jobless claims fell in the last week of April, they remain stubbornly high relative to recent history. The drop in durable goods orders for March, along with the drop in the Institute for Supply Management manufacturing index for April, suggests that business equipment spending remains weak. The Federal Reserve Board's "beige book" paints a picture of an economy that is expanding with scant evidence of follow through in capital spending. With banks tightening their lending standards, the business equipment area will take some time to recover.

Fundamental economic news became somewhat less relevant last month, as the crisis of confidence in the very foundations of the U.S. economic system dominated market sentiment. Much of the sell-off in the equity and corporate bond markets through the first half of the year could be attributed to an increasing lack of faith in corporate governance, the accounting industry, Wall Street analysts, rating agencies and even regulatory bodies. Greater scrutiny of corporations and their past behavior, however, is affecting not only current valuations of the equity and bond markets but also future business activity. There is strong evidence that corporations are continuing to cut costs and capital spending and instead use free cash flow to reduce their debt levels. Even as these efforts have clear positive implications in the long run, they do come at the expense of a slowdown in business activity and increased unemployment in the short run.

U.S. Treasury yields declined quite sharply in June, as concerns about corporate accountability, geo-political issues and the threat of terrorism on U.S. soil led to a "flight to quality," despite increasing evidence of an economic recovery, worsening budget and trade deficits and a weaker dollar. It is quite likely that the corporate market will remain under some uncertainty for the next few months, as second-quarter earnings announcements and the potential adverse rating agency actions run their course, not to mention the near-certain regulatory and legislative responses. However, given the improving fundamentals for corporates, we remain holders of corporate debt, but with a clear bias for specific sectors and securities.


Portfolio Matters
In January 2002, we believed that we were seeing an end to the severe market turmoil caused by the extraordinary events of 2001 including a terrorist attack of extraordinary proportion, the nation's largest bankruptcy and headline volatility in the safe havens of the bond market. In actuality, we moved on to an extension of those events and the resultant worst credit market in history.

During the first six months of 2002, we began to increase the proportion of our lower investment-grade bonds with the hope of an improving economic cycle. In March, GDP was strong and renewed issuance of new bonds firmed the general tone in the marketplace. We were able to take advantage of the more inexpensively priced new issues and enhance the yield on the portfolio.

In the second quarter of 2002, renewed pressure on energy and telecommunications companies began to drive corporate bond investors to higher-quality issues. The holdings in the Program rated in the BBB category began to suffer price declines in the face of weak demand for such bonds. We sold many of our BBB holdings in the beginning of the second quarter including WorldCom, Inc. and Qwest Communications International Inc. as well as energy companies such as The Williams Companies, Inc. and El Paso Corporation before much of these companies' deterioration was evident in the marketplace. We reinvested the proceeds of these sales in higher-rated corporate bonds, anticipating better performance for higher-quality bonds. For the year-to-date, spreads on banks tightened eight basis points (0.08%) and real estate investment trusts tightened 51 basis points, while media bonds and telecommunications issues widened 65 basis points and 154 basis points, respectively, during the same period.

Similarly, spreads to Treasury bonds increased more for the lower-rated issues than for higher-quality bonds. Consequently, the Program was able to achieve solid performance results for the six months ended June 30, 2002.

We believe that the bifurcated market in corporate bonds will continue as legislators and business leaders struggle with the issues of corporate governance and accounting veracity. Until we see evidence of a calming of these concerns and greater stability to the economic recovery, we will continue to seek the capital preservation offered by higher-quality industries.


In Conclusion
We appreciate your investment in The Corporate Fund Accumulation
Program, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Melinda A. Raso)
Melinda A. Raso
Vice President and Portfolio Manager



(Robert R. Peterson Jr.)
Robert R. Peterson Jr.
Vice President and Portfolio Manager



August 1, 2002


We are pleased to announce that Melinda A. Raso and Robert R. Peterson Jr. are responsible for the day-to-day management of The Corporate Fund Accumulation Program, Inc. Ms. Raso joined Merrill Lynch Investment Managers, L.P. (MLIM) in 1982 and is currently Vice President and Portfolio Manager. Mr. Peterson joined MLIM in 1989 and is Managing Director in the Taxable Fixed Income area.



The Corporate Fund Accumulation Program, Inc.
About Fund Performance


None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Recent Performance Results

                                                        6-Month          12-Month      Standardized
As of June 30, 2002                                   Total Return     Total Return    30-Day Yield
The Corporate Fund Accumulation Program, Inc.*            +2.28%           +7.18%           4.53%
ML Corporate A-AAA Rated Index**                          +3.94            +9.43             --


*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**This unmanaged Index is comprised of bonds rated A-AAA, of all maturities.


Average Annual Total Return

Period Covered                           % Return
One Year Ended 6/30/02                     +7.18%
Five Years Ended 6/30/02                   +6.05
Ten Years Ended 6/30/02                    +6.37



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2002

                  S&P     Moody's      Face
Industry         Rating   Rating      Amount                    Issue                                            Value
                                               U.S. Government Obligations

U.S. Government                                U.S. Treasury Bonds:
Obligations--     AAA      Aaa     $  100,000     6.125% due 8/15/2007                                       $   108,994
0.9%              AAA      Aaa        129,000     4.875% due 2/15/2012                                           129,484
                                               U.S. Treasury Notes:
                  AAA      Aaa        200,000     4.375% due 5/15/2007                                           202,750
                  AAA      Aaa         45,000     5.375% due 2/15/2031                                            44,065

                                               Total U.S. Government Obligations
                                               (Cost--$479,744)--0.9%                                            485,293

                                               Corporate Bonds

Aerospace &       BBB-     Baa3       150,000  Northrop Grumman Corporation, 7.125% due 2/15/2011                159,759
Defense--         BBB-     Baa3       250,000  Raytheon Company, 6.75% due 3/15/2018                             252,340
0.8%                                                                                                         -----------
                                                                                                                 412,099

Automotive &      BBB      Baa2       100,000  Delphi Auto Systems Corporation, 6.55% due 6/15/2006              104,267
Equipment--       BBB+     Baa1       535,000  Ford Motor Company, 7.45% due 7/16/2031                           498,003
1.1%                                                                                                         -----------
                                                                                                                 602,270

Banks &           A-       A2         100,000  BB&T Corporation, 6.50% due 8/01/2011                             104,612
Thrifts--19.5%    A-       A1         400,000  Banc One Corp., 8% due 4/29/2027                                  458,693
                  A        Aa3        603,000  Bank of America Corporation, 7.40% due 1/15/2011                  660,407
                  A+       Aa2        500,000  The Bank of New York, 5.20% due 7/01/2007                         509,768
                  A        Aa3        800,000  Bank One Corp., 6.875% due 8/01/2006                              864,563
                  A+       Aa2      1,400,000  BankAmerica Corp., 5.875% due 2/15/2009                         1,411,565
                                               Citigroup Inc.:
                  AA-      Aa1        950,000     5.70% due 2/06/2004                                            988,022
                  A+       Aa2        355,000     6.625% due 6/15/2032                                           343,210
                  A        A1         800,000  FleetBoston Financial Corp., 7.25% due 9/15/2005                  869,975
                  A        A1         500,000  HSBC Holding PLC, 7.50% due 7/15/2009                             557,506
                  A+       A1       1,160,000  J.P. Morgan Chase & Co., 6.625% due 3/15/2012                   1,192,961
                  A        A2         400,000  Mellon Financial Co., 6.875% due 3/01/2003                        412,202
                  A-       A2         500,000  Regions Financial Corporation, 6.375% due 5/15/2012               514,649
                  BBB+     A3         400,000  Washington Mutual Inc., 7.50% due 8/15/2006                       432,665
                                               Wells Fargo Company:
                  A+       Aa2        400,000     7.25% due 8/24/2005                                            435,694
                  A+       Aa2        900,000     5.125% due 2/15/2007                                           910,583
                                                                                                             -----------
                                                                                                              10,667,075

Chemicals--       BBB+     A3         500,000  Praxair Inc., 6.375% due 4/01/2012                                518,465
1.0%

Financial                                      Ford Motor Credit Company:
Services--        BBB+     A3         615,000     7.50% due 6/15/2003                                            635,916
Captive--8.2%     BBB+     A3       1,250,000     6.875% due 2/01/2006                                         1,278,832
                  BBB+     A3         218,000     7.375% due 2/01/2011                                           220,810
                                               General Motors Acceptance Corporation:
                  BBB+     A2       1,033,000     6.85% due 6/17/2004                                          1,080,280
                  BBB+     A2       1,000,000     7.75% due 1/19/2010                                          1,058,096
                  BBB+     A2         181,000     8% due 11/01/2031                                              185,118
                                                                                                             -----------
                                                                                                               4,459,052

Financial                                      Countrywide Home Loan:
Services--        A        A3         400,000     5.25% due 6/15/2004                                            411,182
Consumer--        A        A3       1,000,000     5.625% due 5/15/2007                                         1,022,561
5.4%



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2002 (continued)

                  S&P     Moody's      Face
Industry         Rating   Rating      Amount                    Issue                                            Value
                                               Corporate Bonds (continued)

Financial                                      Household Financial Corporation:
Services--        A        A2      $1,200,000     6.50% due 1/24/2006                                        $ 1,226,863
Consumer          A        A2         100,000     7.875% due 3/01/2007                                           106,657
(concluded)       A        A2         200,000     6.75% due 5/15/2011                                            196,845
                                                                                                             -----------
                                                                                                               2,964,108

Financial         BBB+     A2         260,000  AT&T Capital Corporation, 6.60% due 5/15/2005                     247,782
Services--        A+       A3         130,000  Boeing Capital Corporation, 7.10% due 9/27/2005                   140,663
Other--17.1%      BBB+     A2         750,000  CIT Group Inc., 7.375% due 4/02/2007                              750,079
                  BBB-     Baa2       121,000  Capital One Bank, 6.50% due 7/30/2004                             122,222
                  AA-      Aa3        250,000  Credit Suisse First Boston Inc., 6.125% due 11/15/2011            245,588
                  AAA      Aaa        520,000  General Electric Capital Corporation, 6.75% due 3/15/2032         510,782
                                               Goldman Sachs Group, Inc.:
                  A+       A1         700,000     7.625% due 8/17/2005                                           767,136
                  A+       A1         300,000     6.875% due 1/15/2011                                           311,023
                  AA-      A1         250,000  International Lease Finance Corporation, 5.50%
                                               due 6/07/2004                                                     257,698
                                               Lehman Brothers Holdings, Inc.:
                  A        A2         600,000     6.625% due 4/01/2004                                           629,370
                  A        A2         400,000     7% due 2/01/2008                                               428,211
                  A        A2         709,000     7.875% due 8/15/2010                                           776,655
                  BBB      Baa2       500,000  MBNA America Bank NA, 6.625% due 6/15/2012                        502,382
                  A+       A1       1,000,000  Mellon Funding Corporation, 4.875% due 6/15/2007                1,006,373
                  AA-      Aa3        900,000  Morgan Stanley, Dean Witter, Discover & Co., 7.125%
                                               due 1/15/2003                                                     923,625
                  AA-      Aa1      1,000,000  Salomon Smith Barney Holdings, 5.875% due 3/15/2006             1,045,095
                                               Texaco Capital Inc.:
                  AA       Aa3        100,000     8.625% due 6/30/2010                                           119,276
                  AA       Aa3         50,000     8.625% due 11/15/2031                                           64,505
                  A+       A1         500,000  Verizon Global Funding Corporation, 6.75% due 12/01/2005          518,225
                                                                                                             -----------
                                                                                                               9,366,690

Foods--3.4%       A        A2         250,000  Coca-Cola Enterprises, 6.125% due 8/15/2011                       257,454
                  A-       A2         230,000  Kraft Foods Inc., 4.625% due 11/01/2006                           229,140
                  A        A1         670,000  Pepsi Bottling Holdings Inc., 5.625% due 2/17/2009 (a)            680,788
                  BBB      Baa3       650,000  Tyson Foods, Inc., 6.625% due 10/01/2004                          677,643
                                                                                                             -----------
                                                                                                               1,845,025

Forest            BBB      Baa2       250,000  Weyerhaeuser Company, 5.95% due 11/01/2008                        252,637
Products--0.5%

Industrial--                                   Anheuser-Busch Companies Inc.:
Consumer          A+       A1         380,000     7.50% due 3/15/2012                                            437,117
Goods--5.1%       A+       A1         250,000     6% due 11/01/2041                                              233,297
                  A-       A3       1,000,000  Kohl's Corporation, 6.30% due 3/01/2011                         1,031,509
                  AA       Aa2      1,000,000  Wal-Mart Stores, Inc., 6.875% due 8/10/2009                     1,098,479
                                                                                                             -----------
                                                                                                               2,800,402

Industrial--                                   Atlantic Richfield Company:
Energy--2.6%      AA+      Aa1        100,000     5.90% due 4/15/2009                                            103,824
                  AA+      Aa1         60,000     8.44% due 2/21/2012                                             72,473
                                               Conoco Inc.:
                  BBB+     Baa1       180,000     5.90% due 4/15/2004                                            187,467
                  BBB+     Baa1       100,000     6.95% due 4/15/2029                                            102,198
                  A+       A1         130,000  Consolidated Edison Inc., 7.15% due 12/01/2009                    142,102
                  BBB      Baa2        47,000  Duke Energy Field Services, 8.125% due 8/16/2030                   48,889
                  BBB-     Baa3       200,000  Ocean Energy Inc., 7.25% due 10/01/2011                           209,848



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2002 (continued)

                  S&P     Moody's      Face
Industry         Rating   Rating      Amount                    Issue                                            Value
                                               Corporate Bonds (continued)

Industrial--      BBB      Baa1    $  360,000  Progress Energy Inc., 5.85% due 10/30/2008                    $   362,554
Energy            BBB+     A3         160,000  Teco Energy Inc., 7% due 5/01/2012                                167,796
(concluded)                                                                                                  -----------
                                                                                                               1,397,151

Industrial--                                   Alcan Inc.:
Manufacturing--   A-       A2         500,000     6.45% due 3/15/2011                                            523,295
1.1%              A-       A2          65,000     7.25% due 3/15/2031                                             70,222
                                                                                                             -----------
                                                                                                                 593,517

Industrial--      A+       A1         640,000  First Data Corporation, 6.75% due 7/15/2005                       690,324
Services--        BBB-     Baa3       460,000  News America Inc., 7.25% due 5/18/2018                            434,638
3.2%              BBB+     Baa1       200,000  Time Warner Entertainment, 7.25% due 9/01/2008                    200,915
                  A-       A3         410,000  Viacom Inc., 7.875% due 7/30/2030                                 445,225
                                                                                                             -----------
                                                                                                               1,771,102

Insurance--       A+       A1       1,000,000  Allstate Corp., 6.75% due 5/15/2018                             1,009,909
6.4%              AA-      Aa3      1,000,000  Chubb Corporation, 6% due 11/15/2011                            1,012,010
                  A+       A2         230,000  John Hancock Financial Services, 5.625% due 12/01/2008            234,114
                  A        A2       1,240,000  MetLife Inc., 6.125% due 12/01/2011                             1,265,232
                                                                                                             -----------
                                                                                                               3,521,265

Medical--1.1%                                  Tenet Healthcare Corporation:
                  BBB      Baa3       300,000     5.375% due 11/15/2006                                          303,173
                  BBB      Baa3       320,000     6.875% due 11/15/2031                                          315,006
                                                                                                             -----------
                                                                                                                 618,179

Oil--0.9%         A-       Baa1       500,000  Murphy Oil Corporation, 6.375% due 5/01/2012                      509,631

Real Estate       BBB+     Baa1       310,000  EOP Operating LP, 7.375% due 11/15/2003                           324,331
Investment        BBB      Baa2       500,000  New Plan Excel Realty Trust, 7.40% due 9/15/2009                  509,761
Trust--4.2%       BBB+     Baa1       940,000  Prologis Trust, 7% due 10/01/2003                                 973,126
                  BBB      Baa1       500,000  Simon Property Group LP, 7% due 6/15/2008                         504,197
                                                                                                             -----------
                                                                                                               2,311,415

Special           AA       Aa2      1,000,000  Principal Life Global, 6.25% due 2/15/2012 (a)                  1,024,738
Services--1.9%

Supranational--   A        A2         575,000  Corp Andina de Fomento, 6.875% due 3/15/2012 (a)                  589,845
1.1%

Transporta-       AAA      Aaa        500,000  Continental Airlines, 6.563% due 2/15/2012                        520,640
tion--2.8%                                     Southwest Airlines Co.:
                  A        Baa1       630,000     8% due 3/01/2005                                               690,387
                  A        Baa1       300,000     7.875% due 9/01/2007                                           338,691
                                                                                                             -----------
                                                                                                               1,549,718

Utilities--       A        A2         300,000  Alltel Corporation, 7% due 7/01/2012                              299,334
Communi-          AA-      Aa3        400,000  Ameritech Capital Funding, 6.45% due 1/15/2018                    396,501
cations--4.8%     A+       Aa3        300,000  BellSouth Corporation, 6% due 10/15/2011                          303,264
                  A+       A2       1,170,000  GTE Corporation, 6.84% due 4/15/2018                            1,076,795
                  AA-      Aa3        200,000  SBC Communications Inc., 6.25% due 3/15/2011                      204,757
                  BBB-     Baa3       400,000  Sprint Capital Corporation, 5.70% due 11/15/2003                  355,448
                                                                                                             -----------
                                                                                                               2,636,099

Utilities--       A        A1         260,000  Mississippi Power, 6.05% due 5/01/2003                            266,472
Electric--2.2%                                 South Carolina Electric & Gas:
                  A        A1         590,000     7.50% due 6/15/2005                                            642,600
                  A        A1         260,000     6.70% due 2/01/2011                                            274,186
                                                                                                             -----------
                                                                                                               1,183,258



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2002 (concluded)

                  S&P     Moody's      Face
Industry         Rating   Rating      Amount                    Issue                                            Value
                                               Corporate Bonds (concluded)

Yankee            A        A1      $  200,000  BSCH Issuances Ltd., 7.625% due 9/14/2010 (1)                 $   219,284
Corporates*--     A-       Baa1       400,000  British Telecom PLC, 8.375% due 12/15/2010 (3)                    435,279
2.1%              BBB+     A3         300,000  Daimler-Chrysler NA Holdings, 6.40% due 5/15/2006 (2)             311,478
                  A        A2         200,000  Norsk Hydro A/S, 6.36% due 1/15/2009 (2)                          206,836
                                                                                                             -----------
                                                                                                               1,172,877

                                               Total Corporate Bonds
                                               (Cost--$51,672,255)--96.5%                                     52,766,618


                                               Short-Term Securities

Repurchase                            650,000  UBS Warburg Corp. LLC, purchased on 6/28/2002 to yield
Agreements**--1.2%                             1.90% to 7/01/2002                                                650,000

                                               Total Short-Term Securities
                                               (Cost--$650,000)--1.2%                                            650,000

                                               Total Investments (Cost--$52,801,999)--98.6%                   53,901,911
                                               Other Assets Less Liabilities--1.4%                               787,925
                                                                                                             -----------
                                               Net Assets--100.0%                                            $54,689,836
                                                                                                             ===========

*Corresponding industry groups for foreign bonds:
(1)Financial institution.
(2)Industrial; other.
(3)Telecommunications.
**Repurchase Agreements are fully collateralized by U.S. Government
Obligations.
(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of June 30, 2002

Assets:
Investments, at value (identified cost--$52,801,999)                                                       $  53,901,911
Cash                                                                                                                 592
Interest receivable                                                                                              896,874
Prepaid registration fees and other assets                                                                        42,137
                                                                                                           -------------
Total assets                                                                                                  54,841,514
                                                                                                           -------------
Liabilities:
Payables:
  Capital shares redeemed                                                                 $      43,516
  Investment adviser                                                                             21,057           64,573
                                                                                          -------------
Accrued expenses                                                                                                  87,105
                                                                                                           -------------
Total liabilities                                                                                                151,678
                                                                                                           -------------
Net Assets                                                                                                 $  54,689,836
                                                                                                           =============

Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                 $      26,167
Paid-in capital in excess of par                                                                              55,144,340
Undistributed investment income--net                                                      $      79,048
Accumulated realized capital losses on investments--net                                     (1,659,631)
Unrealized appreciation on investments--net                                                   1,099,912
                                                                                          -------------
Total accumulated losses--net                                                                                  (480,671)
                                                                                                           -------------
Net Assets--Equivalent to $20.90 per share based on 2,616,738 shares outstanding                           $  54,689,836
                                                                                                           =============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Six Months Ended June 30, 2002

Investment Income:
Interest                                                                                                   $   1,674,509

Expenses:
Investment advisory fees                                                                  $     138,373
Transfer agent fees                                                                              67,803
Printing and shareholder reports                                                                 24,925
Professional fees                                                                                22,369
Accounting services                                                                              21,239
Registration fees                                                                                 8,904
Pricing services                                                                                  7,747
Directors' fees and expenses                                                                      6,302
Custodian fees                                                                                    5,420
Other                                                                                             3,966
                                                                                          -------------
Total expenses                                                                                                   307,048
                                                                                                           -------------
Investment income--net                                                                                         1,367,461
                                                                                                           -------------

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized loss on investments--net                                                                              (767,448)
Change in unrealized appreciation on investments--net                                                            630,028
                                                                                                           -------------
Total realized and unrealized loss on investments--net                                                         (137,420)
                                                                                                           -------------

Net Increase in Net Assets Resulting from Operations                                                       $   1,230,041
                                                                                                           =============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets

                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       June 30, 2002    Dec. 31, 2001
Operations:
Investment income--net                                                                    $   1,367,461    $   3,074,492
Realized gain (loss) on investments--net                                                      (767,448)        2,507,016
Change in unrealized appreciation on investments--net                                           630,028        (804,930)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          1,230,041        4,776,578
                                                                                          -------------    -------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                       (1,288,420)      (3,074,485)
                                                                                          -------------    -------------

Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                        (4,430,639)      (1,490,014)
                                                                                          -------------    -------------

Net Assets:
Total increase (decrease) in net assets                                                     (4,489,018)          212,079
Beginning of period                                                                          59,178,854       58,966,775
                                                                                          -------------    -------------
End of period*                                                                            $  54,689,836    $  59,178,854
                                                                                          =============    =============

*Undistributed investment income--net                                                     $      79,048    $           7
                                                                                          =============    =============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Financial Highlights

The following per share data and ratios                  For the Six
have been derived from information                          Months
provided in the financial statements.                       Ended
                                                           June 30,            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                      2002         2001          2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of period                       $  20.91     $  20.34     $  19.77     $  21.62      $  21.13
                                                           --------     --------     --------     --------      --------
Investment income--net++                                        .50         1.08         1.21         1.17          1.19
Realized and unrealized gain (loss) on investments--net       (.03)          .57          .58       (1.84)           .50
                                                           --------     --------     --------     --------      --------
Total from investment operations                                .47         1.65         1.79        (.67)          1.69
                                                           --------     --------     --------     --------      --------
Less dividends:
  Investment income--net                                      (.48)       (1.08)       (1.22)       (1.18)        (1.20)
  In excess of investment income--net                            --           --           --       --++++            --
                                                           --------     --------     --------     --------      --------
Total dividends                                               (.48)       (1.08)       (1.22)       (1.18)        (1.20)
                                                           --------     --------     --------     --------      --------
Net asset value, end of period                             $  20.90     $  20.91     $  20.34     $  19.77      $  21.62
                                                           ========     ========     ========     ========      ========

Total Investment Return:
Based on net asset value per share                         2.28%+++        8.32%        9.21%      (3.14%)         8.24%
                                                           ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses                                                     1.11%*        1.22%        1.10%        1.11%         1.00%
                                                           ========     ========     ========     ========      ========
Investment income--net                                       4.94%*        5.17%        6.16%        5.69%         5.60%
                                                           ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of period (in thousands)                   $ 54,690     $ 59,179     $ 58,967     $ 63,150      $ 71,131
                                                           ========     ========     ========     ========      ========
Portfolio turnover                                              49%         227%         127%          61%           66%
                                                           ========     ========     ========     ========      ========

*Annualized.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Repurchase agreements--The Program invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Program takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral of the Program may be delayed or limited.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.



The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (continued)


FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., Prudential Securities, Inc., Morgan Stanley Dean Witter and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administra-tors receive a monthly fee from FAM equal to ..20%, on an annual basis, of the Program's average daily net assets.

For the six months ended June 30, 2002, the Program paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $3,096 for security price quotations to compute the net asset value of the Program.

For the six months ended June 30, 2002, the Fund reimbursed FAM
$2,013 for certain accounting services.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $26,917,326 and $30,740,474, respectively.

Net realized losses for the six months ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:


                                       Realized          Unrealized
                                        Losses             Gains

Long-term investments                $ (767,448)        $ 1,099,912
                                     -----------        -----------
Total                                $ (767,448)        $ 1,099,912
                                     ===========        ===========


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $1,099,912, of which $1,384,511 related to appreciated securities and $284,599 related to depreciated securities. The aggregate cost of investments at June 30, 2002 for Federal income tax purposes was $52,801,999.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months                                        Dollar
Ended June 30, 2002                     Shares            Amount

Shares sold                               90,370      $   1,881,383
Shares issued to shareholders
in reinvestment of dividends              57,398          1,191,123
                                   -------------      -------------
Total issued                             147,768          3,072,506
Shares redeemed                        (360,902)        (7,503,145)
                                   -------------      -------------
Net decrease                           (213,134)      $ (4,430,639)
                                   =============      =============




For the Year Ended                                        Dollar
December 31, 2001                       Shares            Amount

Shares sold                              336,128      $   6,961,715
Shares issued to shareholders
in reinvestment of dividends             138,199          2,855,145
                                   -------------      -------------
Total issued                             474,327          9,816,860
Shares redeemed                        (544,209)       (11,306,874)
                                   -------------      -------------
Net decrease                            (69,882)      $ (1,490,014)
                                   =============      =============


5. Short-Term Borrowings:
The Program, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Program may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Program may borrow up to the maximum amount allowable under the Program's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Program pays a commitment fee of .09% per annum based on the Program's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Program did not borrow under the credit agreement during the six months ended June 30, 2002.



The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


6. Capital Loss Carryforward:
On December 31, 2001, the Program had a net capital loss carryforward of $882,531, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


7. Subsequent Event:
On July 15, 2002, an ordinary income dividend of $.077302 was declared. The dividend was paid on July 15, 2002, to shareholders of record on July 15, 2002.



The Corporate Fund Accumulation Program, Inc.
Officers and Directors


Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Roscoe S. Suddarth--Director
Richard R. West--Director
Edward D. Zinbarg--Director
Robert R. Peterson Jr.--Vice President
Melinda Raso--Vice President
Donald C. Burke--Vice President and Treasurer
David Clayton--Secretary



Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286